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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2009

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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                         1-13725               76-0545043
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

           2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA         85018
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         With the assistance of Cerberus Financial, Inc., acting as note agent, the Company sought the extension of the maturity date of its outstanding senior notes with an aggregate principal balance of $2,962,500 (in a limited offering that was exempt from registration). The senior notes had been due for maturity on July 15, 2010 and with the amendment will now be due on January 15, 2012. The senior notes were issued as a series of notes that are governed by that certain Unit Purchase and Agency Agreement which provided that the senior notes and the Unit Purchase and Agency Agreement may be amended with the approval of a majority of note holders.

         On January 15, 2009, the Company received the written approval of Noteholders owning sixty-six and two-thirds per cent (66.66%) or more of the outstanding principal balance of the senior notes. Accordingly, the senior notes and the Unit Purchase and Agency Agreement were amended as follows:

1. All references in the senior notes and Unit Purchase Agency Agreement to the "Maturity Date" or the "due date" shall be amended to reflect the new Maturity Date or due date of January 15, 2012.

2. In consideration for the extension of the note term, iLinc will prepay twelve and a half percent (12.5%) of the outstanding principal of the Senior Notes.

3. All other terms and provisions of the senior notes and the Unit Purchase Agreement not specifically amended shall remain unchanged without further amendment.


         On January 16, 2009 iLinc Communications, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 to this current report.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS

         10.1     Amendment to Unit Purchase and Agency Agreement
         99.1 Copy of press release issued by iLinc Communications, Inc. on January 16, 2009.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ILINC COMMUNICATIONS, INC.


                                        By: /s/ James M. Powers, Jr.
                                            ------------------------------------
                                           President and Chief Executive Officer
Date:  January 16, 2009



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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION OF EXHIBIT
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10.1                    Form of Amendment to Unit Purchase and Agency Agreement
99.1                    Copy of press release issued by iLinc Communications,
                        Inc. on January 16, 2009.